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                                                                 Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




To the Stockholders and the Board of Directors of Republic Bancshares, Inc.:

As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statement File No. 33-4866.



                                                     /s/ Arthur Andersen LLP
Tampa, Florida
July 23, 1997